                                                                   EXHIBIT 10.72

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.
                          COMMERCIAL LEASE AGREEMENT

                               TABLE OF CONTENTS
                               -----------------

      Article                                                       Page
      -------                                                       ----
 1.   Defined Terms..................................................  1
 2.   Lease and Lease Term...........................................  2
 3.   Rent and Security Deposit......................................  2
 4.   Taxes..........................................................  2
 5.   Insurance and Indemnity........................................  2
 6.   Use of Demised Premises........................................  3
 7.   Property Condition: Maintenance, Repairs and Alterations.......  4
 8.   Damage or Destruction..........................................  4
 9.   Condemnation...................................................  5
10.   Assignment and Subletting......................................  5
11.   Default and Remedies...........................................  5
12.   Landlord's Contractual Lien....................................  6
13.   Protection of Lenders..........................................  6
14.   Professional Service Fees......................................  7
15.   Environmental Representations and Indemnity....................  7
16.   Miscellaneous..................................................  8
17.   Additional Provisions..........................................  8

An Exhibit or Exhibits may be attached to this Lease which shall be made a part of this Lease for all purposes [check all boxes which apply]:

                               EXHIBITS TO LEASE
                               -----------------

[X]  Exhibit A  Floor Plan/Site Plan                   [_] Exhibit E  Guarantee
[X]  Exhibit B  Legal Description of Property          [X] Exhibit F  Expense Reimbursement
[X]  Exhibit C  Renewal Options                        [_] Exhibit G  Percentage Rental/Gross Sales Reports
[ ]  Exhibit D  Right of First Refusal for             [X] Exhibit H  Construction of Improvements
                Additional Space                       [X] Exhibit I  Addendum Number One To Lease
                                                                      ----------------------------





ARTICLE ONE:  DEFINED TERMS

As used in this Lease, the following terms set forth in this Article One shall have the respective meanings set forth hereinbelow:

1.01. DATE OF LEASE:    December 3, 1996.
                        -----------   --

1.02. LANDLORD:    Primera Coppell Properties I, Ltd., a Texas limited
                   ---------------------------------------------------
                   partnership
                   -----------
      Address of Landlord:   2001 Bryan Street, Suite 3810, Dallas, Texas 75201
                             --------------------------------------------------
      Telephone:             214/855-6620
                             ------------

1.03. TENANT:      Custom Chrome, Inc.
                   -------------------
      Address of Tenant:   16100 Jacqueline Court, Morgan Hill, California 95037
                           -----------------------------------------------------
      Telephone:           408/778-0500
                           ------------

1.04. PREMISES:

      A.   Street address (including county):   1111 Executive Drive, Coppell,
                                                ------------------------------
           Dallas County, Texas
           --------------------

      B.   Floor or site plan: Being a floor area of approximately 60,000 square
                                                                   ------
           feet and being approximately 250 by 240 feet (measured to the
                                        ---    ---
           exterior of outside walls and to the center of the interior walls, and being more particularly shown in outline on the floor/site plan attached hereto as Exhibit A. (The aforementioned street address and the floor or site plan shall collectively be referred to herein as the "Demised Premises".)

      C. Legal description: The legal description of the property on which the floor/site plan is situated is more particularly described in Exhibit B attached hereto (the "Property").

1.05. LEASE TERM:     5   years and   0   months beginning on the   1st  day
                   -------         -------                       --------
                   of    January, 1997, and ending on the  31st  day of
                     -----------    --                   --------
                   December, 2001.
                   --------

1.06. BASE RENT:   $960,000.00* total Base Rent for the Lease Term payable
                   ------------
                   in monthly installments of $16,000.00* per month in advance.
                                              -----------

1.07. SECURITY DEPOSIT:  $  one month's Base Rent
                            ---------------------

1.08. PERMITTED USE:  [See Section 6.01] Warehouse, light manufacturing,
                                         -------------------------------
      distribution and such other commercial uses relating to Tenant's business
      -------------------------------------------------------------------------
      or operations which comply with the applicable requirements.
      ------------------------------------------------------------

1.09. PRINCIPAL BROKER:  [If none, so state]   Colliers Baldwin Realtors
                                               -------------------------
      Address:    9400 N. Central Expressway Suite 250, Dallas, Texas 75231
                  ---------------------------------------------------------

1.10. COOPERATING BROKER:  [If none, so state]: Foster & Rudd
                                                -------------
      Address:    12900 Preston, Suite 550, Dallas, Texas 75230
                  ---------------------------------------------

1.11. PROFESSIONAL SERVICE FEES:  [See Article 14]

      A. Payments due to the Principal and Cooperating Brokers shall be calculated and paid in accordance with Paragraph []A or [] B of
             Section 14.01.
             [Check applicable paragraph]  s    ** 4.50% to Principal Broker
                                                   2.25% to Cooperating Broker
      B.     The percentage applicable for leases in Sections 14.01 shall be
                        **            percent (                  %).
              -----------------------          ------------------

1.12. HOLDOVER RENT:  [See Section 2.04]  $  one hundred twenty-five percent
                                           ---------------------------------
      (125%) of Base Rent per month in advance.
      -------------------

1.13. DAILY LATE CHARGE:  [See Section 3.03]  Thirty Dollars ($30) per day.
                                              ------           --

1.14. ACCEPTANCE: [See Section 16.13] The number of days for acceptance of this offer to lease shall be 7 days.
                            -----

* Subject to adjustment per Exhibit H, paragraph 6.

ARTICLE TWO:  LEASE AND LEASE TERM

  2.01. LEASE OF DEMISED PREMISES FOR LEASE TERM. Landlord leases the Demised Premises to Tenant and Tenant leases the Demised Premises from Landlord for the Lease Term stated in Section 1.05. As used herein, the "Commencement Date" shall be the date specified in Section 1.05 for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

  2.02. DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Demised Premises to Tenant on the first date specified in Section 1.05 above. Landlord's nondelivery of possession of the Demised Premises to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease. However, the Commencement Date shall be delayed until possession of the Demised Premises is delivered to Tenant. The Lease Term shall be extended for a period equal to the delay in delivery of possession of the Demised Premises to Tenant, plus the number of days necessary for the Lease Term to expire on the last day of a month. If Landlord does not deliver possession of the Demised Premises to Tenant within thirty (30) days after the first date specified in Section 1.05 above, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the thirty (30) day period ends. If Tenant gives such notice, the Lease shall be canceled effective as of the date of its execution, and no party hereto shall have any obligations, one to the other. If delivery of possession of the Demised Premises to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the Commencement Date and expiration date of the Lease Term.

  2.03. EARLY OCCUPANCY. If Tenant occupies the Demised Premises prior to the Commencement Date, Tenant's occupancy of the Demised Premises shall be subject to all of the provisions of this Lease. Early occupancy of the Demised Premises shall not advance the expiration date of the Lease Term. Unless provided otherwise herein, Tenant shall pay Base Rent and all other charges specified in this Lease for the period of occupancy. (See Addendum, (S)1)

  2.04. HOLDING OVER. Tenant shall vacate the Demised Premises upon the expiration of the Lease Term or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages incurred by Landlord as a result of any delay by Tenant in vacating the Demised Premises.
If Tenant does not vacate the Demised Premises upon the expiration of the Lease Term or earlier termination of the Lease, Tenant's occupancy of the Demised Premises shall be a "month to month" tenancy, subject to all of the terms of this Lease applicable to a month to month tenancy, except that the Base Rent per month then in effect shall be the amount designated in Section 1.12.

ARTICLE THREE:  RENT AND SECURITY DEPOSIT

  3.01. MANNER OF PAYMENT. All sums payable hereunder by Tenant (the "Rent") shall be made to the Landlord at the address designated in Section 1.02 or to such other party or address as Landlord may designate in writing to Tenant. Any and all payments made to a designated third party for the account of the Landlord shall be deemed made to Landlord when received by said designated third party. All sums payable by Tenant hereunder, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code and for all other purposes. The Base Rent is the minimum rent for the Demised Premises and is subject to the terms and conditions contained in this Lease together with the Exhibits attached hereto, if any.

  3.02. TIME OF PAYMENT. Upon execution hereof, Tenant shall pay the installment of rent for the first month of the Lease Term. On or before the first day of the second month of the Lease Term and of each month thereafter, the installment of rent and other sums due hereunder shall be due and payable, in advance, without off-set, deduction or prior demand. If the Lease Term commences or ends on a day other than the first or last day of a calendar month, the rent for any fractional calendar month following the Commencement Date or preceding the end of the Lease Term shall be prorated by days.

  3.03. LATE CHARGES. Tenant's failure to pay sums due hereunder promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, deed of trust or mortgage encumbering the Demised Premises. Therefore, if any sum due hereunder is not received when due, Tenant shall pay the Landlord a late charge equal to the Daily Late Charge for each day after the due date until such delinquent sum is received. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment or such dishonored check.

  3.04. SECURITY DEPOSIT. Upon execution hereof, Tenant shall deposit with Landlord a cash Security Deposit in the sum stated in Section 1.07. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) business days after Landlord's written demand. Tenant's failure to restore the full amount of the Security Deposit within the time specified shall be a default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit. Upon any termination of this Lease not resulting from Tenant's default, and after Tenant has vacated the Demised Premises in the manner required by this Lease, Landlord shall refund the unused portion of the Security Deposit to Tenant within ten (10) business days.

  3.05. GOOD FUNDS PAYMENTS. If, for any reason whatsoever, any two or more payments by check from Tenant to Landlord for Rent are dishonored and returned unpaid, thereafter, Landlord may, at Landlord's sole option, upon written notice to Tenant, require that all future payments of Rent for the remaining term of the Lease shall be made by cash, cashier's check, or money order and that the delivery of Tenant's personal or corporate check will no longer constitute payment of Rent as provided in this Lease. Any acceptance by Landlord of a payment for Rent by Tenant's personal or corporate check thereafter shall not be construed as a waiver of Landlord's right to insist upon payment by good funds as set forth in this Section 3.05.

ARTICLE FOUR:  TAXES

  4.01. PAYMENT BY LANDLORD. Landlord shall pay the real estate taxes on the Demised Premises during the Lease Term.

  4.02. IMPROVEMENTS BY TENANT. In the event the real estate taxes levied against the Demised Premises for the real estate tax year in which the Lease Term commences are increased in the current tax year or subsequent tax years as a result of any alterations, additions or improvements made by Tenant or by Landlord at the request of Tenant, Tenant shall pay to Landlord upon demand the amount of such increase and continue to pay such increase during the term of this Lease. Landlord shall use reasonable efforts to obtain from the tax assessor or assessors a written statement of the total amount of such increase.

  4.03. JOINT ASSESSMENT. If the real estate taxes are assessed against the Demised Premises jointly with other property not constituting a part of the Demised Premises, the real estate taxes for such years shall be equal to the amount bearing the same proportion to the aggregate assessment that the total square feet of building area in the Demised Premises bears to the total square feet of building area included in the joint assessment.

  4.04. PERSONAL PROPERTY TAXES. Tenant shall pay all taxes assessed against trade fixtures, furnishings, equipment, or any other personal property belonging to Tenant. Tenant shall use reasonable efforts to have its personal property taxed separately from the Demised Premises, but if any of Tenant's personal property is taxed with the Demised Premises, Tenant shall pay the taxes for the personal property within fifteen (15) days after Tenant receives a written statement for such personal property taxes.

ARTICLE FIVE:  INSURANCE AND INDEMNITY

  5.01. CASUALTY INSURANCE. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Demised Premises in an amount equal to the full replacement value of the Demised Premises. Such policies shall provide protection against all perils included within the classification of fire and extended coverage and any other perils which Landlord deems necessary. Landlord may obtain insurance coverage for Tenant's fixtures, equipment or building improvements installed by Tenant in or on the Demised Premises. Tenant shall, at Tenant's expense, maintain such primary or additional insurance on its fixtures, equipment and building improvements as Tenant deems necessary to protect its interest. Tenant shall not do or permit to be done anything which invalidates any such insurance policies.

Any casualty insurance which may be carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance and under its sole control.

  5.02. INCREASE IN PREMIUMS. Tenant shall not permit any operation or activity to be conducted or storage or use of any volatile or any other materials on or about the Demised Premises that would cause suspension or cancellation of any fire and extended coverage insurance policy carried by Landlord, or increase the premiums therefor, without the prior written consent of Landlord. If Tenant's use and occupancy of the Demised Premises causes an increase in the premiums for any fire and extended coverage insurance policy carried by Landlord as of the day immediately prior to Tenant's possession of the Demised Premises under this Lease, Tenant shall pay, as additional rental, the amount of such increase to Landlord upon demand and presentation of written evidence of the increase by Landlord.

  5.03. LIABILITY INSURANCE. During the Lease Term, Tenant shall maintain a policy of comprehensive public liability insurance, at Tenant's expense, insuring Landlord against liability arising out of the ownership, use, occupancy, or maintenance of the Demised Premises. The initial amount of such insurance shall be at least $1,000,000 combined single-limit bodily injury and property damage, for each occurrence, and shall be subject to periodic increases based upon such economic factors as Landlord shall determine, in Landlord's discretion, exercised in good faith. However, the amount of such insurance shall not limit Tenant's liability nor relieve Tenant of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable, and shall insure Tenant's performance of the indemnity provisions of
Section 5.04. Such policy shall contain a provision which prohibits cancellation or modification of the policy except upon thirty (30) days' prior written notice to Landlord. Tenant may discharge its obligations under this Section by naming Landlord as an additional insured under a policy of comprehensive liability insurance maintained by Tenant and containing the coverage and provisions described in this Section. Tenant shall deliver a copy of such policy or certificate (or a renewal thereof) to Landlord prior to the Commencement Date and prior to the expiration of any such policy during the Lease Term. If Tenant fails to maintain such policy, Landlord may elect to maintain such insurance at Tenant's expense. Tenant shall, at Tenant's expense, maintain such other liability insurance as Tenant deems necessary to protect Tenant.

  5.04. INDEMNITY. Landlord shall not be liable to Tenant or to Tenant's employees, agents, invitees or visitors, or to any other person whomsoever, for any injury to persons or damage to property on or about the Demised Premises or any adjacent area owned by Landlord caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires or any other person entering the Demised Premises under express or implied invitation of Tenant, or arising out of the use of the Demised Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder; and Tenant hereby agrees to indemnify and hold Landlord harmless from any loss, expense or claims arising out of such damage or injury. Tenant shall not be liable for any injury or damage caused by the negligence or misconduct of Landlord, or its employees or agents, and Landlord agrees to indemnify and hold Tenant harmless from any loss, expense or damage arising out of such damage or injury.

  5.06. WAIVER OF SUBROGATION. Each party hereto waives any and every claim which arises or may arise in its favor against the other party hereto during the term of this Lease or any renewal or extension thereof for any and all loss of, or damage to, any of its property located within or upon, or constituting a part of, the Demised Premises, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under such insurance policies. Such mutual waivers shall be in addition to, and not in limitation or derogation of, any other waiver or release contained in this Lease with respect to any loss of, or damage to, property of the parties hereto. Inasmuch as such mutual waivers will preclude the assignment of any aforesaid claim by way of subrogation or otherwise to an insurance company (or any other person), each party hereby agrees immediately to give to each insurance company which has issued to such party policies of fire and extended coverage insurance, written notice of the terms of such mutual waivers, and to cause such insurance policies to be properly endorsed, if necessary, to prevent the invalidation of such insurance coverages by reason of such waivers.

ARTICLE SIX:  USE OF DEMISED PREMISES

  6.01. PERMITTED USE. Tenant may use the Demised Premises only for the permitted use stated in Section 1.08. Tenant acknowledges that Tenant has or will independently investigate and verify to Tenant's satisfaction the extent of any or nonconforming uses of the Demised Premises. Tenant further acknowledges that Tenant is not relying upon any warranties or representations of Landlord or the Brokers who are participating in the negotiation of this Lease concerning the permitted uses of the Demised Premises or with respect to any nonconforming uses of the improvements located on the Demised Premises.

  6.02. COMPLIANCE WITH LAW. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Demised Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances and other activities in or upon, or connected with the Demised Premises, all at Tenant's sole expense. (See Addendum, (S)2)

  6.03. CERTIFICATE OF OCCUPANCY. Tenant may, prior to the commencement of the term of this Lease, apply for a Certificate of Occupancy from the municipality in which the Demised Premises are located and Landlord shall cooperate with Tenant in obtaining such Certificate of Occupancy. If Tenant is unable to obtain a Certificate of Occupancy prior to the Commencement Date, Tenant shall have the right to terminate this Lease by written notice to Landlord if Landlord or Tenant is unwilling or unable to cure the defects which prevented the issuance of the Certificate of Occupancy. Landlord shall, cure any such defects preventing the issuance of a Certificate of Occupancy, including any repairs, installations, or replacements of any items which are not presently existing on the Demised Premises, or which have not been expressly agreed upon by Landlord in writing.

  6.04. SIGNS. Without the prior written consent of Landlord, Tenant shall not place or affix any signs or other objects upon or to the Demised Premises, including but not limited to the roof or exterior walls of the building or other improvements thereon, or paint or otherwise deface said exterior walls. Any signs installed by Tenant shall conform with applicable laws and deed and other restrictions. Tenant shall remove all signs at the termination of this Lease and shall repair any damage and close any holes caused or revealed by such removal.

  6.05. UTILITY SERVICES. Tenant shall pay the cost of all utility services, including but not limited to initial connection charges, all charges for gas, water, sewerage, storm water disposal, communications and electricity used on the Demised Premises, and for all electric lights, lamps and tubes.

  6.06. LANDLORD'S ACCESS. Landlord and its authorized agents shall have the right, during normal business hours, upon written notice to Tenant at least twenty-four (24) hours in advance to enter the Demised Premises (a) to inspect the general condition and state of repair thereof, (b) to make repairs required or permitted under this Lease, (c) to show the Demised Premises or the Property to any prospective tenant or purchaser, or (d) for any other reasonable purpose. During the final one hundred fifty (150) days of the Lease Term, Landlord and its authorized agents shall have the right to erect and maintain on or about the Demised Premises customary signs advertising the Demised Premises for lease or for sale. (See Addendum, (S)3)

     (during the last one hundred fifty (150) days of the Lease Term only)

  6.07. QUIET POSSESSION. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Demised Premises for the full Lease Term, subject to the provisions of this Lease.

  6.08. EXEMPTIONS FROM LIABILITY. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the

Demised Premises, whether such damage or injury is caused by or results from:
(a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising on or about the Demised Premises or upon other portions of any building of which the Demised Premises is a part, or from other sources or places; or (d) any act or omission of any other tenant of any building of which the Demised Premises is a part. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.08 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

ARTICLE SEVEN:  PROPERTY CONDITION, MAINTENANCE, REPAIRS AND ALTERATIONS

  7.01. PROPERTY CONDITION. Except as disclosed in writing by Landlord to Tenant contemporaneously with the execution hereof (the "Disclosure Notice"), to the best of Landlord's knowledge the Demised Premises has no known latent structural defects, construction defects of a material nature, and to the best of Landlord's knowledge none of the improvements has been constructed with materials known to be a potential health hazard to occupants of the Demised Premises. Tenant acknowledges that neither the Principal Broker nor any cooperating Broker has made any warranty or representation to Tenant with respect to the condition of the Demised Premises, and that Tenant is relying exclusively upon the representations, if any, of Landlord with respect to the condition of the Demised Premises. Landlord agrees to hold said Brokers harmless of and from any and all damages, claims, costs and expenses of every kind and character resulting from or related to Landlord's furnishing to said Brokers any false, incorrect or inaccurate information with respect to the Demised Premises of Landlord's concealing any material information with respect to the condition of the Demised Premises. Other than as expressly set forth in this Lease, Landlord represents that on the Commencement Date, the plumbing, electrical and lighting system, exterior doors, any fire protection sprinkler system, heating system, air conditioning equipment, dock levelers and elevators in the Demised Premises are in good operating condition.

  7.02. ACCEPTANCE OF DEMISED PREMISES. Tenant acknowledges that a full and complete inspection of the Demised Premises and adjacent common areas has been made. Tenant specifically acknowledges that as a result of such inspection and disclosure, Tenant has taken possession of the Demised Premises and has made its own determination to fully accept same in its as-is condition., except for improvements as expressly provided for herein.

  7.03. OBLIGATION TO REPAIR. Except as otherwise provided herein, Landlord shall be under no obligation to perform any repair, maintenance or management service in the Demised Premises or adjacent common areas. Tenant shall be fully responsible, at its expense, for all repair, maintenance and management services other than those which are expressly assumed by Landlord.

     A.  LANDLORD'S OBLIGATION TO REPAIR.

       (1) Subject to the provisions of Article Eight (Damage or Destruction) and Article Nine (Condemnation) and except for damage caused by any act or omission of Tenant, together with foundation and structural supports, exterior and load bearing walls, Landlord shall keep the foundation, roof and the structural portions of exterior walls of the improvements of the Demised Premises in good order, condition and repair. Landlord shall not be obligated to maintain or repair windows, doors, plate glass or the surfaces of walls. In addition, Landlord shall not be obligated to make any repairs under this Section until a reasonable time after receipt of written notice from Tenant of the need of such repairs. If any repairs are required to be made by Landlord, Tenant shall, at Tenant's sole cost and expense, promptly remove Tenant's fixtures, inventory, equipment and other property, to the extent required to enable Landlord to make such repairs. Landlord's liability hereunder shall be limited to the cost of such repairs or corrections. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Demised Premises at Landlord's expense or to terminate the Lease because of the condition.

     B. TENANT'S OBLIGATION TO REPAIR. Subject to the provisions of the last sentence of Section 7.01, the preceding Section 7.03.A, Article Eight (Damage or Destruction) and Article Nine (Condemnation), Tenant shall, at all times, keep all other portions of the Demised Premises in good order, condition and repair, including but not limited to repairs (including all necessary minor replacements) of the windows, plate glass, doors, heating system, air conditioning equipment, electrical and lighting system, fire protection sprinkler system, dock levelers, elevators, interior and exterior plumbing and the interior of the building in general. In addition, Tenant shall, at Tenant's expense, repair any damage to any portion of the Property, including the roof, foundation, or structural portions of exterior walls of the Demised Premises, caused by Tenant's acts or omissions, subject to the waiver of subrogation in Section 5.06. If Tenant fails to maintain and repair the Property within the applicable notice and cure periods of this Lease, Landlord may, on ten (10) days' prior written notice, enter the Demised Premises and perform such maintenance or repair on behalf of Tenant, except that no notice shall be required in case of emergency, and Tenant shall reimburse Landlord for all costs incurred in performing such maintenance or repair immediately upon demand. (See Addendum, (S)4)

  7.04. ALTERATIONS, ADDITIONS AND IMPROVEMENTS. Tenant shall not create any openings in the roof or exterior walls, or make any alterations, additions or improvements to the Demised Premises without the prior written consent of Landlord. Consent for nonstructural alterations, additions or improvements shall not be unreasonably withheld by Landlord. Tenant shall have the right to erect or install shelves, bins, machinery, air conditioning or heating equipment and trade fixtures, provided that Tenant complies with all applicable governmental laws, ordinances, codes, and regulations. At the expiration or termination of this Lease, Tenant shall, subject to the restrictions of Section
7.05 below, have the right to remove such items so installed by it, provided Tenant is not in default at the time of such removal and provided further that Tenant shall, at the time of removal of such items, repair in a good and workmanlike manner any damage caused by installation or removal thereof. Tenant shall pay for all costs incurred or arising out of alterations, additions or improvements in or to the Demised Premises and shall not permit a mechanic's or materialman's lien to be filed against the Demised Premises. Upon request by Landlord, Tenant shall deliver to Landlord proof of payment reasonably satisfactory to Landlord of all costs incurred or arising out of any such alterations, additions or improvements. (See Addendum, (S)5)

  7.05. CONDITION UPON TERMINATION. Upon the termination of the Lease, Tenant shall surrender the Demised Premises to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of the Lease, except for casualty losses beyond the control of Tenant. Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Eight (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the termination of the Lease and to restore the Demised Premises to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease. In no event, however, shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations. (See Addendum, (S)5)

ARTICLE EIGHT:  DAMAGE OR DESTRUCTION

  8.01. NOTICE. If the building or other improvements situated on the Demised Premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall immediately give written notice thereof to Landlord. upon learning thereof.

  8.02. PARTIAL DAMAGE. If the building or other improvements situated on the Demised Premises are damaged by fire, tornado, or other casualty but not to such an extent that rebuilding or repairs cannot reasonably be completed within one hundred twenty (120) days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall not terminate, but Landlord shall, at its sole cost and risk, proceed forthwith and use reasonable diligence to rebuild or repair such building and other improvements on the Demised Premises (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Demised Premises) to substantially the condition in which they existed prior to such damage; provided, however, if the casualty occurs during the final eighteen (18) months of the Lease Term, Landlord shall not be required to rebuild or repair such damage unless Tenant shall exercise its renewal option (if any is contained herein) within fifteen
(15) days after the date of receipt by Landlord of the notification of the occurrence of the damage. If Tenant does not elect to exercise its renewal option or if there is no renewal option contained herein or previously unexercised at such time, this Lease shall terminate at the option of Landlord and the Rent shall be abated for the unexpired portion of this Lease, effective from the date of actual receipt by Landlord of the written notification of the damage. If the building and other improvements are to be rebuilt or repaired and are untenantable in whole or in part following such damage, the monthly installments of Rent payable hereunder during the period in which they are untenantable shall be adjusted equitably.

  8.03. SUBSTANTIAL OR TOTAL DESTRUCTION. If the building or other improvements situated on the Demised Premises are substantially or totally destroyed by fire, tornado, or other casualty, or so damaged that rebuilding or repairs cannot reasonably be completed within one hundred twenty (120) days from the date Landlord receives written notification by Tenant of the happening of the damage, this Lease shall terminate at the option of either Landlord or Tenant and monthly installments of Rent shall be abated for the unexpired portion of this Lease, effective from the date of receipt by Landlord or Tenant of such written notification. If this Lease is not terminated, the building and the improvements shall be rebuilt or repaired and monthly installments of Rent abated to the extent provided under Section 8.02.

ARTICLE NINE:  CONDEMNATION

  If, during the term of this Lease or any extension or renewal thereof, all or a substantial part of the Demised Premises are taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain, or are sold to the condemning authority under threat of condemnation, this Lease shall terminate and the monthly installments of Rent shall be abated during the unexpired portion of this Lease, effective from the date of taking of the Demised Premises by the condemning authority. If less than a substantial part of the Demised Premises is taken for public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or is sold to the condemning authority under threat of condemnation, Landlord, at its option, may by written notice terminate this Lease or shall forthwith at its sole expense restore and reconstruct the buildings and improvements (other than leasehold improvements made by Tenant or any assignee, subtenant or other occupant of the Demised Premises) situated on the Demised Premises in order to make the same reasonably tenantable and suitable for the use for which the Demised Premises is leased as defined in
Section 6.01. The monthly installments of Base Rent payable hereunder during the unexpired portion of this Lease shall be adjusted equitably. Landlord and Tenant shall each be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. The termination of this Lease shall not affect the rights of the respective parties to such awards.

ARTICLE TEN:  ASSIGNMENT AND SUBLETTING

  Tenant shall not, without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed, assign this Lease or sublet the Demised Premises or any portion thereof. Any assignment or subletting shall be expressly subject to all terms and provisions of this Lease, including the provisions of Section 6.01 pertaining to the use of the Demised Premises. In the event of any assignment or subletting, Tenant shall remain fully liable for the full performance of all Tenant's obligations under this Lease. Tenant shall not assign its rights hereunder or sublet the Demised Premises without first obtaining a written agreement from the assignee or sublessee whereby the assignee or sublessee agrees to assume the obligations of Tenant hereunder and to be bound by the terms of this Lease. No such assignment or subletting shall constitute a novation. In the event of the occurrence of an event of default while the Demised Premises is assigned or sublet, Landlord, in addition to any other remedies provided herein or by law, may at Landlord's option, collect directly from such assignee or subtenant all rents becoming due under such assignment or subletting and apply such rent against any sums due to Landlord hereunder. No direct collection by Landlord from any such assignee or subtenant shall release Tenant from the performance of its obligations hereunder.

ARTICLE ELEVEN:  DEFAULT AND REMEDIES

  11.01. DEFAULT. Each of the following events shall be an event of default under this Lease:

      A. Failure of Tenant to pay any installment of the Rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of ten (10) days;

     B. Failure of Tenant to comply with any term, condition or covenant of this Lease, other than the payment of Base Rent or other sum of money, and such failure shall not be cured within thirty (30) days after written notice thereof to Tenant; (See Addendum, (S)6)

     C. Tenant or any guarantor of Tenant's obligations hereunder shall make a general assignment for the benefit of creditors;

     D. Tenant or any guarantor of Tenant's obligations hereunder shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

     E. Any case, proceeding or other action against Tenant or any guarantor of Tenant's obligations hereunder shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and Tenant (i) fails to obtain a dismissal of such case, proceeding, or other action within sixty (60) days of its commencement; or (ii) converts the case from one chapter of the Federal Bankruptcy Code to another chapter; or (iii) is the subject of an order of relief which is not fully stayed within seven
  (7) business days after the entry thereof; and

     F. Abandonment by Tenant of any substantial portion of the Demised Premises or cessation of the use of the Demised Premises for the purpose leased. for a period of ninety (90) consecutive days or more.

  11.02. REMEDIES. Upon the occurrence of any of the events of default listed in Section 11.01, Landlord shall have the option to pursue any one or more of the following remedies without any prior notice or demand whatsoever:

     A. Terminate this Lease, in which event Tenant shall immediately surrender the Demised Premises to Landlord. If Tenant fails to so surrender the Demised Premises, Landlord may, without prejudice to any other remedy which it may have for possession of the Demised Premises or arrearages in Rent, enter upon and take possession of the Demised Premises and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor. Tenant shall pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Demised Premises on satisfactory terms or otherwise.

     B. Enter upon and take possession of the Demised Premises, by force if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and expel or remove Tenant and any other person who may be occupying the Demised Premises or any part thereof. Landlord may relet the Demised Premises and receive the rent therefor. Tenant agrees to pay to Landlord monthly or on demand from time to time any deficiency that may arise by reason of any such reletting. In determining the amount of such deficiency, the professional service fees, attorneys' fees, remodeling expenses and other costs of reletting shall be subtracted from the amount of rent received under such reletting.

     C. Enter upon the Demised Premises, by force if necessary, without terminating this Lease and without being liable for prosecution or for any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease. Tenant agrees to pay Landlord on demand for expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, together with interest thereon at the rate of twelve percent (12%) per annum from the date expended until paid. Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by negligence of Landlord or otherwise.

     D. In addition to the foregoing remedies, Landlord shall have the right to change or modify the locks on the Demised Premises in the event Tenant fails to pay the monthly installment of Rent when due. Landlord shall not be obligated to provide another key to Tenant or allow Tenant to regain entry to the Demised Premises unless and until Tenant pays Landlord all Rent which is delinquent. Tenant agrees that Landlord shall not be liable for any damages resulting to the Tenant from the lockout. At such time that Landlord changes or modified the lock, Landlord shall post a "Notice of Change of Locks" on the front of the Demised Premises. Such Notice shall state the following:

       (1) That Tenant's monthly installment of Rent is delinquent, and therefore, under authority of Section 11.02D of Tenant's Lease, the Landlord has exercised its contractual right to change or modify Tenant's door lock;

       (2) That the Notice has been posted on the Tenant's front door by a representative of Landlord and that Tenant should make arrangements to pay the delinquent installment of Rent when Tenant picks up the key; and

       (3) That the failure of the Tenant to comply with the provisions of the Lease and the Notice and/or tampering with or changing the door lock(s) by Tenant may subject the Tenant to legal liability.

     E. No re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election to terminate this Lease, unless a written notice of such intention is given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may, at any time thereafter, elect to terminate this Lease for a previous default. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any monthly installment of Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The loss or damage that Landlord may suffer by reason of termination of this Lease or the deficiency from any reletting as provided for above shall include the expense of repossession and any repairs or remodeling undertaken by Landlord following possession. Should Landlord terminate this Lease at any time for any default, in addition to any other remedy Landlord may have, Landlord may recover from Tenant all damages Landlord may incur by reason of such default, including the cost of recovering the Demised Premises and the cost of the rental then remaining unpaid.

  11.03. NOTICE OF DEFAULT. Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Demised Premises whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such nonperformance within thirty (30) days after receipt of Tenant's notice. However, if such nonperformance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such 30-day period and thereafter diligently pursued to completion.

  11.04. LIMITATION OF LANDLORD'S LIABILITY. As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Demised Premises or the leasehold estate under a ground lease of the Demised Premises at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease accruing on or after the date of transfer. However, each Landlord shall deliver to its transferee the Security Deposit held by Landlord if such Security Deposit has not then been applied under the terms of this Lease.

ARTICLE THIRTEEN:  PROTECTION OF LENDERS

  13.01. SUBORDINATION. Landlord shall have the right to subordinate this Lease to any future ground Lease, deed of trust or mortgage encumbering the Demised Premises, and advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Landlord's right to obtain such a future subordination is subject to Landlord's providing Tenant with a written Subordination, Nondisturbance and Attornment Agreement from any such ground lessor, beneficiary or mortgagee wherein Tenant's right to peaceable possession of the Demised Premises during the Lease Term shall not be disturbed if Tenant pays the Rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary, or mortgagee elects to have this Lease superior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed superior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof. Tenant's rights under this Lease, unless specifically modified at the time this Lease is executed, are subordinated to any existing ground lease, deed of trust or mortgage encumbering the Demised Premises. (See Addendum, (S)7)

  13.02. ATTORNMENT. If Landlord's interest in the Demised Premises is transferred voluntarily or involuntarily to any ground lessor, beneficiary under a deed of trust, mortgagee or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Demised Premises and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Demised Premises upon the transfer of Landlord's interest.

  13.03. SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instruments or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so.

  13.04.  ESTOPPEL CERTIFICATES.

      A. Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been canceled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; and (iv) that, to the best of Tenant's knowledge, Landlord is not in default under this Lease (or, if Landlord is claimed to be in default, stating why). Tenant shall deliver such statement to Landlord within twenty (20) days after Landlord's request. Any such statement by Tenant may be furnished by Landlord to any prospective purchaser or lender of the Demised Premises. Such purchaser or lender may rely conclusively upon such statement as true and correct.

     B. If Tenant does not deliver such statement to Landlord within such 20-day period, Landlord, and any prospective purchaser or lender, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one monthly installment of Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

  13.05. TENANT'S FINANCIAL CONDITION. Within twenty (20) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Demised Premises.

All financial statements shall be confidential and shall be used only for the purposes set forth herein.

ARTICLE FOURTEEN:  PROFESSIONAL SERVICE FEES

  14.01. Amount and Manner of Payment of Service Fees. Fees due to the Principal and Cooperating Brokers shall be calculated and paid in accordance with Article 1.11 as follows:

      A. Landlord agrees to pay to the Principal Brokers a fee for negotiating this Lease equal to the percentage stated in Section 1.11B of each monthly Rent payment at the time such payment is due.

      B. Landlord agrees to pay to the Brokers a fee for negotiating this Lease equal to the percentage stated in Section 1.11B of the total Rent to become due to Landlord during the term of this Lease. Said fees shall be payable to the Brokers 50% on the date of the execution of this Lease. and 50% upon occupancy by Tenant. (See Addendum, (S)8)

ARTICLE FIFTEEN:  ENVIRONMENTAL REPRESENTATIONS AND INDEMNITY

  15.01. TENANT'S COMPLIANCE WITH ENVIRONMENTAL LAWS. Tenant, at Tenant's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Tenant's use of the Property and with the recorded covenants, conditions and restrictions, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Material (as defined hereinafter), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Landlord or Tenant with respect to the use or occupation of the Property. (See Addendum, (S)9)

  15.02. TENANT'S INDEMNIFICATION. Tenant shall not cause or authorize any hazardous material to be brought upon, kept or used in or about the Property by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord. If Tenant breaches the obligations stated in the preceding Section or sentence, or if the presence of Hazardous Material on the Property caused or permitted by Tenant results in contamination of the Property or any other property, or if contamination of the Property or any other property by Hazardous Material otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liability or losses (including, without limitation, damages for the loss or restriction on use of rentable or unusable space or of any amenity or appurtenance of the Property, damages arising from any adverse impact on marketing of building space or land area, and sums paid in settlement of claims, reasonable attorneys' fees, consultant fees and expert fees) which arise during or after the Lease Term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean-up, remedial work, removal or restoration work required by any federal, state or local government agency or political subdivision because of Hazardous Material present in the soil or groundwater on or under the Property. Without limiting the foregoing, if the presence of any Hazardous Material on the Property or any other property caused or permitted by Tenant results in any contamination of the Property, Tenant shall promptly take all actions at its sole expense as are necessary to return the Property to the condition existing prior to the introduction of any such Hazardous Material to the Property, provided that Landlord's approval of such actions shall first be obtained. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

  15.05. DEFINITIONS. For purposes of this Article 15, the term "Hazardous Material" shall mean any pollutant, toxic substance, hazardous waste, hazardous material, hazardous substance, or oil as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Clean Water Act, as amended, or any other federal, state or local environmental law, regulation, ordinance, rule, or bylaw, whether existing as of the date hereof, previously enforced or subsequently enacted.

  15.06. SURVIVAL. The indemnities contained in this Article 15 shall survive the expiration or earlier termination of this Lease.

ARTICLE SIXTEEN:  MISCELLANEOUS

  16.01. FORCES MAJEURE. In the event performance by Landlord or Tenant of any term, condition or covenant in this Lease (except the payment of Rent) is delayed or prevented by any Act of God, strike, lockout, shortage of material or labor, restriction by any governmental authority, civil riot, flood, or any other cause not within its control, the period for performance of such term, condition or covenant shall be extended for a period equal to the period such party is so delayed or hindered.

  16.02. INTERPRETATION. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. For convenience, each party hereto is referred to in the neuter gender, but the masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Demised Premises with Tenant's expressed or implied permission.

  16.03. WAIVERS. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provisions of this Lease or its acceptance of late installments of Rent shall not be a waiver and shall not estop Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate, cash, or endorse such check without being bound to the conditions of such statement.

  16.04. SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is invalid or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

  16.05. JOINT AND SEVERAL LIABILITY. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

  16.06. INCORPORATION OF PRIOR AGREEMENTS; MODIFICATIONS. This Lease is the only agreement between the parties pertaining to the lease of the Demised Premises and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

  16.07. NOTICES. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage pre-paid, registered or certified mail, return receipt requested, addressed as stated herein. Notices to Tenant shall be delivered to the address specified in Section 1.03 above. Notices to any other party hereto shall be delivered to the address specified in Article One as the address for such party. Any party hereto may change its notice address upon written notice to the other parties.

  16.08. ATTORNEY'S FEES. If on account of any breach or default by any party hereto in its obligations to any other party hereto, it shall become necessary for the nondefaulting party to employ an attorney to enforce or defend any of its rights or remedies hereunder, the defaulting party agrees to pay the nondefaulting party its reasonable attorneys' fees, whether or not suit is instituted in connection therewith.

  16.09. VENUE. All obligations hereunder, including but not limited to the payment of fees to the Principal Broker, shall be performable and payable in the county in which the Property is located.

  16.10. GOVERNING LAW. The laws of the State of Texas shall govern this Lease.

  16.11. SURVIVAL. All obligations of any party hereto not fulfilled at the expiration or the earlier termination of this Lease shall survive such expiration or earlier termination as continuing obligations of such party.

  16.12. BINDING EFFECT. This Lease shall inure to the benefit of and be binding upon each of the parties hereto and their respective heirs, representatives, successors and assigns; provided, however, Landlord shall have no obligation to Tenant's successors or assigns unless the rights or interests of such successors or assigns are acquired in accordance with the terms of this Lease.

  16.13. EXECUTION AS OFFER. The execution of this Lease by the first party to do so constitutes an offer to lease the Demised Premises. Unless within the number of days stated in Section 1.14 above after the date of its execution by the first party to do so, this Lease is signed by the other party and a fully executed copy is delivered to the first party, such offer shall be automatically withdrawn and terminated.

ARTICLE SEVENTEEN:  ADDITIONAL PROVISIONS

      Additional provisions may be set forth in the blank space below, and/or an Exhibit or Exhibits may be attached hereto which shall be made a part of this Lease for all purposes.

17.01 Expansion Option. Landlord hereby grants Tenant the option to lease the adjacent spaces on each side of the Demised Premises in accordance with the following terms. If, during the original term of this Lease, the space consisting of approximately 79,750 square feet which is adjacent on one side or the space of approximately 149,750 square feet which is adjacent on the other side to the Demised Premises (the "Additional Space") shall become available for lease, after the initial lease of such space to third parties, and provided that Tenant is not then in default hereunder and has not assigned this Lease or sublet the premises (or a part hereof), Tenant shall have the first right and option to lease the Additional Space. When the Additional Space becomes available, or at Landlord's option, up to six
      (6) months prior to the date that the Additional Space is scheduled to become available, Landlord shall first offer, in writing, to lease such space to Tenant upon the same terms and conditions and at the same rental rate, as would be offered by Landlord to third parties. If within ten (10) business days after Landlord delivers Tenant such written offer, Landlord does not receive notice in writing that Tenant elects to lease all (and not part) of the Additional Space and within ten (10) days thereafter Tenant does not execute a lease on the Additional Space, the Tenant's right to lease the Additional Space shall terminate and Lessee shall have no further rights pursuant to this paragraph.



       EFFECTIVE as of the date stated in Section 1.01 above.

BROKERS:                                 LANDLORD:

COLLIERS BALDWIN REALTORS                PRIMERA COPPELL PROPERTIES I, LTD.
-------------------------                ----------------------------------
Principal Broker, Member of the          a Texas limited partnership
Greater Dallas Association of
REALTORS(R), Inc.                        By: Primera Consolidated, L.L.C.
                                             General Partner



By: /S/ DAVID JACKSON                    By: /S/ RALPH HEINS
    -----------------                        ----------------
Name:   David Jackson                    Name:   Ralph Heins
        -------------                            -----------
Address:   9400 N. Central, Suite 250    Title:  Manager
           --------------------------            -------
           Dallas, Texas 75231           Date of Execution by Landlord:
           -------------------                                         ---------
Telephone:
           -------------------
License No.:
            ------------------           TENANT:

FOSTER & RUDD                            CUSTOM CHROME, INC.
-------------                            -------------------
Cooperating Broker



By: /S/ GORDON S. FOSTER                 By:  /S/ IGNATIUS J. PANZICA
    --------------------                      -----------------------
Name:   Gordon S. Foster                 Name:    Ignatius J. Panzica
        ----------------                          -------------------
Address:  12900 Preston Road, Suite 550  Title:   Chairman and Chief Executive
          -----------------------------           ----------------------------
          Dallas, Texas 75230                     Officer
          -----------------------------           -------
          -----------------------------  Date of Execution by Tenant:
                                                                     -----------
Telephone:   214/233-2383
             ------------
License No.:
             ------------

********************************************************************************


   [For voluntary use only by members of the Greater Dallas Association of
                              REALTORS(R), Inc.]

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                   EXHIBIT A

                             FLOOR PLAN/SITE PLAN

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------




INITIALS: LANDLORD:                         INITIALS: TENANT:
                   ----------                                -----------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                   EXHIBIT B

                         LEGAL DESCRIPTION OF PROPERTY

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------



               Lot 5, Block 7, of the Replat of all of Blocks 5 and 6 and part of Block 7 of Park West Commerce Center, an Addition to the City of Coppell, Dallas County, Texas, according to the plat thereof recorded in Volume 95017, Page 00398, Map Records of Dallas County, Texas.



INITIALS:  LANDLORD:                           INITIALS:  TENANT:
                    ---------                                    ---------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                   EXHIBIT C

                                RENEWAL OPTIONS

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------

   1.  Option(s) to Extend Term

   Landlord hereby grants to Tenant     one (1)      option(s) [the "Option(s)"]
                                    ----------------
to extend the Lease Term for additional term(s) of five (5) years each [the
                                                   --------
"Extension(s)"], on the same terms, conditions and covenants set forth in the Lease Agreement, except as provided below. Each Option shall be exercised only
by written notice delivered to the Landlord at least    one hundred eighty
                                                     ------------------------
(180) days before the expiration of the Lease Term or the preceding Extension
 ---
of the Lease Term. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by Tenant on the express condition that at the time of the exercise, and at all times prior to the commencement of such Extension(s), Tenant shall not be in default under any of the provisions of this Lease. The foregoing Option(s) are personal to Tenant and may not be exercised by any assignee or subtenant.

   2.  Calculation of Rent

   The Base Rent during the Extension(s) shall be determined by one of the
following methods:   [INDICATED BY CHECKING THE APPROPRIATE BOX UPON THE
EXECUTION OF THE LEASE AGREEMENT]

   [ ]     (a)  Consumer Price Index Adjustment
   [X]     (b)  Fair Rental Value Adjustment
   [ ]     (c)  Fixed Rental Adjustment

   A.  Consumer Price Index Adjustment

       The monthly rent during the particular Extension shall be determined by multiplying the monthly installment of Base Rent during the Lease Term by a fraction determined as follows:

                (1) The numerator shall be the latest Index.
                (2) The denominator shall be the initial Index.

       If such computation would reduce the rent for the particular Extension, it shall be disregarded, and the rent during the immediately preceding period shall apply instead.

       The Index, as defined herein, shall mean the Consumer Price Index for Urban Consumers (all items), Dallas/Fort Worth, Texas, area (1984 = 100) published by the United States Department of Labor, Bureau of Labor Statistics.

       The initial Index shall mean the Index published for the nearest calendar month preceding the commencement date of the Lease Term. The latest Index shall mean the Index published for the nearest calendar month preceding the first day of the Extension.

       If a base year other than 1984 is adopted, the Index shall be converted in accordance with the appropriate conversion factor. If the Index is discontinued or revised, such other Index or computation with which it is replaced shall be used in order to obtain substantially the same result as would have been obtained it if had not been discontinued or revised.

       B.   Fair Rental Value Adjustment

       The Base Rent shall be increased on the first day of the particular Extension to the "Fair Rental Value" of the Demised Premises, determined in the following manner:

       (1) If the Landlord and Tenant have not been able to agree on the Fair Rental Value Adjustment prior to the date the option is required to he exercised, the rent for the Extension shall he determined as follows: Within fifteen (15) days following the exercise of the option, Landlord and Tenant shall endeavor in good faith to agree upon a single appraiser. If Landlord and Tenant are unable to agree upon a single appraiser within said fifteen
   (15) day period, each shall then, by written notice to the other, given within ten (10) days after said fifteen (15) day period, appoint one appraiser. Within ten (10) days after the two appraisers are appointed, they shall appoint a third appraiser. If either Landlord or Tenant fails to appoint its appraiser within the prescribed time period the single appraiser appointed shall determine the Fair Rental Value of the Demised Premises.
   Each party shall hear the cost of the appraiser appointed by it and the parties shall share equally the cost of the third appraiser.

       (2) The "Fair Rental Value" of the Demised Premises shall mean the price that a ready and willing tenant would pay as of the commencement of the Extension as monthly rent to a ready and willing landlord or demised premises comparable to the Demised Premises if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used and not just the use proposed to be made of the Demised Premises by Tenant. The Fair Rental Value of the Demised Premises shall be the average of the two of the three appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event shall the rent be reduced by reason of such computation. If the Fair Rental Value is not determined prior to the commencement of the Extension, then Tenant shall continue to pay to Landlord the rent applicable to the Demised Premises immediately prior to such Extension until the Fair Rental Value is determined, and when it is determined, Tenant shall pay to Landlord within ten (10) days after receipt of such notice the difference between the rent actually paid by Tenant to Landlord and the new rent determined hereunder.

   C.  Fixed Adjustments

   The Base Rent shall be increased to the following amounts on the following dates:

                    Date                                Amount
                    ----                                ------

                     N/A                                  N/A
            ---------------------              -----------------------
            ---------------------              -----------------------
            ---------------------              -----------------------
            ---------------------              -----------------------
            ---------------------              -----------------------


INITIALS:  LANDLORD:                             INITIALS:  TENANT:
                     --------                                      --------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                   EXHIBIT D

                  RIGHT OF FIRST REFUSAL FOR ADDITIONAL SPACE

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------

  1. During the initial Lease Term, Tenant shall have a right of first refusal ("Right of First Refusal") to lease the space shown on the floor plan attached hereto as Exhibit A, known as Suite ______________, containing approximately ______________ square feet of area (the "Additional Space"), on the same terms and conditions that Landlord is prepared to accept from any third party. When Landlord receives a legally sufficient offer to lease the Additional Space from a third party which Landlord desires to accept, Landlord shall present the same, in writing, to Tenant, and Tenant shall thereafter have ten (10) days in which to accept or reject such offer in writing. If Tenant rejects such offer or fails to accept the same in writing within such time, then Landlord shall be free to lease the Additional Space to such third party on substantially the same terms and conditions offered to Tenant in the foregoing manner. If Landlord does not enter into such lease with such third party, the Right of First Refusal shall apply again and Landlord shall be required to submit any future offer to Tenant in the foregoing manner.

  2. The Right of First Refusal shall, at Landlord's election, be null and void if Tenant is in default under the Lease on the date Landlord would otherwise notify Tenant of the offer concerning the Additional Space or at any time thereafter and prior to commencement of the lease for the Additional Space. After Tenant validly exercises the Right of First Refusal provided herein, the parties shall execute an amendment to the Lease adding the Additional Space, or a new lease for the Additional Space, or such other documentation as Landlord shall require, promptly after Landlord shall prepare the same, in order to confirm the leasing of such Additional Space to Tenant, but an otherwise valid exercise of the Right of First Refusal contained herein shall be fully effective, whether or not such confirmatory documentation is executed.

  3. The Right of First Refusal shall apply only with respect to the entire Additional Space and may not be exercised with respect to only a portion thereof, unless only a portion shall first become the subject of a legally sufficient offer acceptable to Landlord [in which case, the Right of First Refusal shall apply to such portion(s) which is subject to such offer(s)]. If the Additional Space, or any portion thereof, is the subject of an offer which includes other space at the Property, and such offer is acceptable to Landlord, the Right of First Refusal shall apply to the entire space which is the subject of such offer, and Tenant shall be obligated to either accept or refuse to lease such entire space on such terms and conditions included in such offer.

  4. If Tenant exercises the Right of First Refusal, Landlord does not guarantee that the Additional Space will be available on the commencement date for the lease thereof if the then existing occupants of the Additional Space shall holdover for any reason beyond Landlord's reasonable control. In such event, Tenant's sole recourse shall be that the rent with respect to the Additional Space shall be abated until Landlord legally delivers possession of the same to Tenant. Tenant's exercise of such Right of First Refusal shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant's right to possession of the Demised Premises shall terminate in any manner whatsoever before Tenant shall exercise the right herein provided, or if Tenant shall have subleased or assigned all or any portion of the Demised Premises, then immediately upon such termination, sublease or assignment, the Right of First Refusal shall simultaneously terminate and become null and void. Such right is personal to Tenant. Under no circumstances whatsoever shall a subtenant under a sublease of the Demised Premises, or the assignee under a partial assignment of the Lease, have any right to exercise the Right of First Refusal. Tenant agrees that time is of the essence in this provision.


INITIALS:  LANDLORD:                            INITIALS:  TENANT:
                    --------                                      --------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                   EXHIBIT F

                             EXPENSE REIMBURSEMENT

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------

   1.    Expense Reimbursement

   Tenant shall pay the Landlord, as additional rental hereunder, a portion of the following expenses, as defined hereafter, incurred, levied or assessed for or against the Demised Premises: [Check those that are to apply. Boxes not checked do not apply.]

   [X]   Ad Valorem Taxes
   [X]   Insurance Premiums
   [X]   Common Area Maintenance Charges (CAM)
   [X]   Operating Expenses

(herein collectively called "Reimbursement")

   2.    Expense Reimbursement Limitations

   The amount of Tenant's Reimbursement obligation shall be determined by one of the following methods: [Check only the one applicable box]

   [ ]   Base year/Expense Stop Adjustment
   [X]   Pro Rata Adjustment
   [ ]   Fixed Amount Adjustment

The calculation for each of said methods is set forth under Section 4 below.

   3.    Expense Reimbursement Payments

   Tenant agrees to pay the applicable Reimbursement within thirty (30) days after receiving an invoice therefor from Landlord. If at any time during the Lease Term or any renewals or extensions Landlord has reason to believe that at some time within the immediately succeeding 12-month period Tenant will owe Landlord a payment pursuant to this provision, Landlord may direct Tenant to pay monthly an estimated portion of the projected future amount. Tenant agrees that any such payment directed by Landlord shall be due and payable monthly on the same day that the Base Rent is due. Any Reimbursement relating to partial calendar years shall be prorated accordingly.

   4.    Definitions

         A. Ad Valorem Taxes: All general real estate taxes, general and special assessments, parking surcharges, rent taxes, and other similar governmental charges levied against the Property for each calendar year.

         B. Insurance Premiums: All insurance premiums attributable to the Property, including, but not limited to, premiums for fire, casualty, and extended coverage, liability coverage, and loss of rents coverage.

         C. Common Area Maintenance Charges: All costs of the ownership, operation, and maintenance of the common area, including, but not limited to, those costs for security, lighting, painting, cleaning, leasing, inspecting, and repairing which may be incurred by Landlord, in its discretion, including a reasonable allowance for Landlord's overhead and management. The term "common area" is defined as that part of the Property intended for the common use of all tenants, including, but not limited to, the parking areas, landscaping, loading areas, sidewalks, malls, promenades (enclosed or otherwise), public rest rooms, meeting rooms, corridors, and curbs. Common area maintenance shall not include depreciation on Landlord's original investment, cost of tenant improvements, real estate brokers' fees, and interest or depreciation on capital investments.

         D. Operating Expenses: All costs of management, operation, and maintenance of the Property, including, but not limited to, wages, salaries, janitorial services, maintenance, repairs, and cost of utilities. Operating expenses shall not include depreciation on Landlord's original investment, cost of tenant improvements, real estate brokers' fees, and interest or depreciation on capital investments.

         E. Base Year/Expense Stop Adjustment: If the Landlord's ad valorem taxes, insurance premiums, common area maintenance charges and/or operating expenses for the Property for any calendar year during the term hereof or during any extension of this lease increase over (1) such amounts paid by
 Landlord for the Base Year    N/A   , or (2) $   N/A   per square foot per
                            ---------          ---------
 year [choose one], Tenant agrees to pay its share of such increase based on the square footage contained in the Demised Premises in proportion to the square footage of leasable area of the Property.

         F. Pro Rata Adjustment: Tenant shall pay to Landlord its pro rata share of the total amount of Landlord's insurance premiums, ad valorem taxes, common area maintenance charges, and/or operating expenses for any calendar year during the term hereof and during any extension of this lease. Tenant's pro rata share of such amount shall be based on the square footage contained in the Demised Premises in proportion to the square footage of the leasable area of the Property.

 Estimated Expenses per month:

               Ad Valorem Taxes                     $3,000.00 per month
                                                     --------

               Insurance Premiums                   $  350.00 per month
                                                       ------

               Common Area Maintenance Charges      $  650.00 per month
                                                       ------

               Operating Expenses                   $4,000.00 per month
                                                     --------

  The above listed expenses are estimates only and the actual expenses may vary from such amounts. Tenant shall pay to Landlord its pro rata share of the actual expenses pursuant to Section 4.F. above.



INITIALS:  LANDLORD:                           INITIALS:  TENANT:
                    --------                                     --------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                   EXHIBIT H
                                                                     Page 1 of 3
                                                                     -----------
                         CONSTRUCTION OF IMPROVEMENTS

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------

 1.  Construction of Improvements:

     A. Landlord agrees to construct (or complete) a building and other improvements upon the Demised Premises in accordance with detailed Plans and Specifications to be prepared forthwith by Landlord and delivered to Tenant. Upon approval by Tenant, two or more sets of said Plans and Specifications shall be signed by both parties, with one signed set retained by Tenant. Changes to said Plans and Specifications thereafter shall be made only by written addenda signed by both parties.

     B. Upon approval of said Plans and Specifications, Landlord shall forthwith begin construction and pursue same to completion with reasonable diligence in a good and workmanlike manner.

 2.  Completion Date:

     A.  It is estimated by Landlord that the building and other improvements
 shall be completed by   January 1    , 1997.
                       ---------------    --

     B. Landlord shall notify Tenant in writing when construction has been completed. Tenant shall thereupon inspect the building and other improvements, and if same have in fact been completed in accordance with the Plans and Specifications, the Lease Term shall begin upon the date of completion with Base Rent due and payable as provided in Article Three of the Lease.

     C. If the building and other improvements have not in fact been completed in accordance with the Plans and Specifications, written notification of the items deemed incomplete shall be given by Tenant to Landlord immediately following inspection. Landlord shall forthwith proceed to finish the incomplete items, and the lease term shall begin upon the date that such items are in fact complete.

     D. Completion, as used herein, shall mean substantial completion. Substantial completion shall mean at such time as the Landlord obtains a Certificate of Occupancy issued by the local municipal authorities whose jurisdiction includes the Demised Premises, and is the stage when the construction is sufficiently complete in accordance with the Plans and Specifications that the Tenant can occupy of utilize the Demised Premises for its intended use, except for minor "punch list" items remaining to be completed.

  3. Letter of Acceptance: Tenant agrees to execute and deliver to Landlord, with a copy to the Principal Broker, a Letter of Acceptance, addressed to Landlord and signed by Tenant (or its authorized representative) acknowledging that construction has been completed in accordance with the Plans and Specifications and acknowledging the Commencement Date of the Lease Term.

  4. Taking of Possession: The taking of possession of the Demised Premises by Tenant shall be deemed conclusively to be acknowledgment by Tenant that construction has been completed in accordance with Plans and Specifications (except for latent defects) and that the Lease Term has begun as of the date of completion.

  5. Failure to Complete: In the event that the building and other improvements have not been completed in accordance with the Plans and Specifications by February 1 , 1997, or by such date as extended by application of Section
----------      --
16.01, Tenant shall have the right and option to terminate this Lease by giving written notice of Tenant's intention to terminate as of a certain date not less than fifteen (15) days prior to said certain date. If the building and other improvements have not been completed by said certain date, the lease shall, at the option of Tenant, terminate with no further liability of one party to the other.

  6. Such improvements are based on a total cost of $63,842 to be paid by Landlord. If the improvements cost less, the Base Rent shall be reduced $0.01 per square foot per year for each $3,000 saved, and if the improvements cost more, the Base Rent shall be increased $0.01 per square foot for each $3,000 in additional costs. The Base Rent shall be adjusted only in even increments of $0.01 per square foot based on an increase or decrease in costs of at least $3,000.

  7. The improvements to be provided are described in the memorandum attached hereto as pages 2 and 3 of this Exhibit H and in the drawings prepared by Ultratech, dated December 4, 1996.



INITIALS:  LANDLORD:                             INITIALS:  TENANT:
                    --------                                       --------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                              EXHIBIT H CONTINUED
                                                                     Page 2 of 3
                                                                     -----------
                    CONSTRUCTION OF IMPROVEMENTS CONTINUED

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------


                                  MEMORANDUM



DATE:          December 6, 1996
TO:            Ralph Heins
FROM:          Ken McCall
RE:            Custom Chrome Buildout



The following cost factors are based on the Plans received from Ultratech dated 12/04/96 #21197D01 Sheet 2 of 2.

Electrical:
             Permits
             New 400 amp service
             Install 50 new 400w MH high bay fixtures
             Install 11 480v drops at tenant's equipment location
             Re-locate approx. 28 existing light fixtures
                                                                           Cost:  $ 31,945.00
RAMP:
             Install 50' ramp north of Fire Pump Room
                                                                           Cost:     7,030.00
Employee Entrance:
            Close up first bay door next to office with Metal door and add landing
                                                                           Cost:     4,636.00

Wrought Iron Fence:
            Install Painted iron fence with hydraulic closed Gate.
                                                                           Cost:     2,200.00
MIS Room:
            Construct one 13 X 9 room with ceiling, two light fixtures
            One Sprinkler Drop, insulated walls and double doors
                                                                           Cost:     3,898.00




INITIALS:  LANDLORD:                            INITIALS:  TENANT:
                    --------                                      --------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                              EXHIBIT H CONTINUED
                                                                     Page 3 of 3
                                                                     -----------
                    CONSTRUCTION OF IMPROVEMENTS CONTINUED

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------


Concrete Pad/Fence:
         Construct 4 x 8 concrete pad with 8' chain fence with 2 four foot doors
                                                                           Cost:   $  660.00

Office Repair:
         Remove 12 x 18 sq. ft. of carpet and install VCT
         Repaint all interior walls
                                                                           Cost:      900.00
Card Swipes w/Buzzer:  Tax incl.
         Install two card readers
                                                                           Cost:    4,000.00
Dock Seals:  Tax incl.
         Relocate 2 sets of dock seals and lights
                                                                          Cost:       600.00
Fire Safety Equipment:  Tax incl.
         Strobe light, Audible Horns, Fire House Stations (prices
        depend on city requirement and may vary)
                                                                           Cost:    4,000.00

                         Cost:        $59,869.00
                         Tax:         3,973.35
                         Total:       63,842.35




Sincerely:

/s/ Ken McCall



INITIALS:  LANDLORD:                             INITIALS:  TENANT:
                    --------                                       --------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                                   EXHIBIT I

                         ADDENDUM NUMBER ONE TO LEASE

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------

                         ADDENDUM NUMBER ONE TO LEASE
                         ----------------------------


          THIS ADDENDUM NUMBER ONE TO LEASE ("Addendum") is attached to and made a part of the certain Commercial Lease Agreement ("Lease") dated December 3, 1996, between Landlord and Tenant. The capitalized terms used in this Addendum shall have the meanings set forth in the Lease, unless otherwise defined herein, Landlord and Tenant hereby agree that the following are additional terms and provisions of the Lease, and to the extent of any inconsistency between the terms and provisions of the Lease and this Addendum, the terms of this Addendum shall control:

     1.   Early Entry.  Tenant and Tenant's representatives may enter the
          -----------
Demised Premises and install trade fixtures and equipment in the Demised Premises prior to the Commencement Date, and such installation of equipment and fixtures shall not be deemed the Commencement Date of the Lease or constitute possession of the Demised Premises for purposes of this Lease.

     2.   Compliance with Laws.  Notwithstanding anything to the contrary in the
          --------------------
Lease, Tenant shall have no obligation whatsoever to make, or pay for, any alterations to the Demised Premises which are of a capital or structural nature and are required by applicable law, ordinance, private restriction of insurance rating organization unless made necessary by either Tenant's particular use of the Demised Premises (as opposed to warehouse, light manufacturing and distribution uses generally) or alterations voluntarily made to the Demised Premises by Tenant.

     3.   Landlord's Access.  Notwithstanding anything to the contrary in the
          -----------------
Lease, Landlord shall conduct all of Landlord's activities on the Demised Premises in a manner designed to cause the least possible interruption to Tenant and Tenant's use of the Demised Premises.

     4.   Tenant's Obligation to Repair.  In no event shall Tenant's obligation
          -----------------------------
to repair under this subsection extend to (i) claims for damage and repairs waived under Section 5.06; (ii) damage caused by any defects in the design, construction or materials of the Demised Premises, including the Demised Premises and improvements installed therein by Landlord; (iii) damage caused in whole or in part by the negligence or willful misconduct of Landlord or Landlord's agents, employees, invitees or licensees, (iv) repairs covered under operating expenses otherwise paid by Tenant; (v) reasonable wear and tear; or
(vi) conditions repaired or otherwise cured pursuant to any warranties of Landlord's contractors.

     5.   Alterations, Additions and Improvements.  Notwithstanding anything to
          ---------------------------------------
the contrary in the Lease, Landlord's consent shall not be necessary for alterations, additions or improvements made to the Demised Premises which are not structural and do not affect the building systems, provided that such alterations, additions or improvements cost less than Twenty Thousand Dollars ($20,000) each and are otherwise performed in accordance with the terms of this Lease.

     6.   Default.  Tenant shall not be deemed to be in default under this
          -------
Section 11.01(b) if such default is incapable of cure within said period and Tenant has commenced to complete the cure of such default within said thirty
(30) day period and is proceeding diligently.



INITIALS:  LANDLORD:                             INITIALS:  TENANT:
                    --------                                       --------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                              EXHIBIT I CONTINUED

                    ADDENDUM NUMBER ONE TO LEASE CONTINUED

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------

                         ADDENDUM NUMBER ONE TO LEASE
                         ----------------------------


     7.   Subordination.  Notwithstanding anything to the contrary herein, it
          -------------
shall be a condition precedent to the effectiveness of this Lease that Tenant receive a fully-executed (and notarized) non-disturbance agreement in form reasonably satisfactory to Tenant from any lender or ground lessor with a lien on the Demised Premises as of the date of this Lease.

     8.   Brokers.  Landlord and Tenant each warrants and represents for the
          -------
benefit of the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for any Broker specified in the Basic Lease Information, and that it knows of no other real estate broker or agent who is or might be entitled to a real estate brokerage commission or finder's fee in connection with this Lease. Landlord shall indemnify and hold harmless Tenant from and against any claims by the Broker stated in the Basic Lease Information. Each party shall indemnify and hold harmless the other from and against any and all liabilities or expenses arising out of claims made by any broker (other than the Broker stated in the Basic Lease Information) or individual for commissions or fees resulting from the actions of the indemnifying party in connection with this Lease.

     9.   Environmental Matters.  Notwithstanding anything to the contrary
          ---------------------
in the Lease, Tenant shall have the right, without the need for Landlord's consent, to keep on the Demised Premises the following Hazardous Materials:
oil, chemicals and paint for motorcycle maintenance and repair
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------,
all of which are customary and normal to Tenant's business, provided that all such Hazardous Materials are used in compliance with all applicable laws.



INITIALS:  LANDLORD:                             INITIALS:  TENANT:
                    --------                                       --------

                GREATER DALLAS ASSOCIATION OF REALTORS(R), INC.

                              EXHIBIT H CONTINUED
                                                                     Page 2 of 3
                                                                     -----------
                    CONSTRUCTION OF IMPROVEMENTS CONTINUED

PROPERTY ADDRESS OR DESCRIPTION:    1111 Executive Drive, Coppell, Texas
                                    ------------------------------------

DATE OF LEASE:    December 3, 1996
                  ----------------


                                  MEMORANDUM



DATE:          December 6, 1996
TO:            Ralph Heins
FROM:          Ken McCall
RE:            Custom Chrome Buildout



The following cost factors are based on the Plans received from Ultratech dated 12/04/96 #21197D01 Sheet 2 of 2.

Electrical:
             Permits
             New 400 amp service
             Install 50 new 400w MH high bay fixtures
             Install 11 480v drops at tenant's equipment location
             Re-locate approx. 28 existing light fixtures
                                                                           Cost:  $ 31,945.00
RAMP:
             Install 50' ramp north of Fire Pump Room
                                                                           Cost:     7,030.00
Employee Entrance:
            Close up first bay door next to office with Metal door and add landing
                                                                           Cost:     4,636.00

Wrought Iron Fence:
            Install Painted iron fence with hydraulic closed Gate.
                                                                           Cost:     2,200.00
MIS Room:
            Construct one 13 X 9 room with ceiling, two light fixtures
            One Sprinkler Drop, insulated walls and double doors
                                                                           Cost:     3,898.00
